UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 31, 2018

Dorman Products, Inc.

(Exact name of Registrant as Specified in Charter)

Pennsylvania	000-18914	23-2078856
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 East Walnut Street, Colmar, Pennsylvania 18915

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (215) 997-1800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operation and Financial Condition.

The information being furnished in this Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

On July 31, 2018, Dorman Products, Inc. (the “Company”) issued a press release announcing its operating results for the second quarter ended June 30, 2018. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Certain statements in this document constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. While forward-looking statements sometimes are presented with numerical specificity, they are based on various assumptions made by management regarding future circumstances over many of which the Company has little or no control. Forward-looking statements may be identified by words including “anticipate,” “believe,” “estimate,” “expect,” and similar expressions. The Company cautions readers that forward-looking statements, including, without limitation, those relating to future business prospects, revenues, working capital, liquidity, and income, are subject to certain risks and uncertainties that would cause actual results to differ materially from those indicated in the forward-looking statements. Factors that could cause actual results to differ from forward-looking statements include but are not limited to: (i) competition in the automotive aftermarket; (ii) unfavorable economic conditions; (iii) the loss or decrease in sales among one of our top customers; (iv) customer consolidation in the automotive aftermarket leading to less favorable customer contract terms; (v) foreign currency fluctuations and our dependence on foreign suppliers; (vi) extended credit to customers who may be unable to pay; (vii) the loss of a key vendor; (viii) limited customer shelf space; (ix) reliance on new product development; (x) changes in automotive technology and improvements in the quality of new vehicle parts; (xi) claims of intellectual property infringement made by original equipment manufacturers; (xii) quality problems with product after their production and sale to customers; (xiii) loss of third party transportation providers on whom we depend; (xiv) unfavorable results of legal proceedings; (xv) our executive chairman and his family own a significant portion of the company; (xvi) operations may be subject to quarter fluctuations and disruptions from events beyond our control; (xvii) regulations related to conflict minerals could adversely impact our business; (xviii) cyber-attacks could adversely impact our business; (xix) imposition of new taxes or duties could adversely affect our business; (xx) exposure to risks related to accounts receivable; (xxi) the market price of our common stock may be volatile and expose us to securities class action litigation; (xxii) losing the services of our executive officers or other highly qualified and experienced contributors could adversely affect our business; and (xxiii) we may not be able to identify suitable acquisition candidates, complete acquisitions or integrate acquisitions successfully. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. For additional information concerning factors that could cause actual results to differ materially from the information contained in this report, reference is made to the information in Part I, “Item 1A Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2017. You should not place undue reliance on forward-looking statements. Such statements speak only as to the date on which they are made, and we undertake no obligation to update publicly or revise any forward-looking statement, regardless of future developments or availability of new information.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release dated July 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORMAN PRODUCTS, INC.

Date: July 31, 2018	By:	/s/ Kevin M. Olsen
Name: Kevin M. Olsen
Title: Chief Financial Officer